Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2025

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve uncertainties and known and unknown risks and other factors that may cause actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could negatively affect investment values, impacting statutory surplus;
•The development and adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that climate change may impact, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial rulings, conditions or actions, including the impact of social inflation;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Ongoing wars and conflicts impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, all of which can influence insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in marketplace brand damage, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2025	2025	2025	2025	2024	2025	2024
For Period Ended
Gross premiums written	$1,318.0	1,419.3	1,496.2	1,428.8	1,275.9	5,662.3	5,347.0
Net premiums written	1,129.5	1,207.9	1,288.6	1,240.4	1,089.6	4,866.5	4,630.0
Change in net premiums written, from comparable prior year period	4%	4	5	7	10	5	12

Underwriting income (loss), before-tax	$76.0	16.7	(2.4)	45.6	16.8	135.9	(132.6)
Net investment income earned, before-tax	143.8	138.7	128.0	120.7	122.8	531.2	457.1
Net realized and unrealized investment gains (losses), before-tax	(4.1)	8.1	4.2	0.2	(8.0)	8.3	(2.9)

Net income (loss)	$155.2	115.3	85.9	109.9	95.5	466.4	207.0
Net income (loss) available to common stockholders(1)	152.9	113.0	83.6	107.6	93.2	457.2	197.8
Non-GAAP operating income (loss)(2)	156.2	106.7	80.3	107.4	99.6	450.6	200.1

At Period End
Total assets	15,155.7	14,980.4	14,468.4	14,197.6	13,514.2	15,155.7	13,514.2
Total invested assets	11,302.4	11,051.5	10,553.6	10,295.3	9,651.3	11,302.4	9,651.3
Stockholders' equity	3,609.0	3,490.0	3,369.4	3,258.5	3,120.1	3,609.0	3,120.1
Common stockholders' equity(3)	3,409.0	3,290.0	3,169.4	3,058.5	2,920.1	3,409.0	2,920.1
Common shares outstanding	60.1	60.4	60.8	60.8	60.8	60.1	60.8

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$2.52	1.85	1.36	1.76	1.52	7.49	3.23
Non-GAAP operating income (loss) per common share (diluted)(2)	2.57	1.75	1.31	1.76	1.62	7.38	3.27
Weighted average common shares outstanding (diluted)	60.7	61.0	61.3	61.3	61.3	61.1	61.3
Book value per common share	$56.74	54.46	52.09	50.33	47.99	56.74	47.99
Adjusted book value per common share(2)	57.91	55.83	54.48	53.39	52.10	57.91	52.10
Dividends paid per common share	0.43	0.38	0.38	0.38	0.38	1.57	1.43

Financial Ratios
Loss and loss expense ratio	63.2%	67.9	69.3	64.4	67.8	66.3	72.3
Underwriting expense ratio	30.5	30.6	30.8	31.6	30.6	30.8	30.6
Dividends to policyholders ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.1
GAAP combined ratio	93.8%	98.6	100.2	96.1	98.5	97.2	103.0

Return on common stockholders' equity ("ROE")	18.3	14.0	10.7	14.4	12.7	14.4	7.0
Non-GAAP operating ROE(2)	18.7	13.2	10.3	14.4	13.5	14.2	7.1
Debt to total capitalization	20.0	20.5	21.1	21.7	14.0	20.0	14.0
Net premiums written to policyholders' surplus	1.36	1.42	1.45	1.47	1.60	1.36	1.60
Invested assets per dollar of common stockholders' equity	$3.32	3.36	3.33	3.37	3.31	3.32	3.31

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2025	2025	2025	2025	2024	2025	2024
Revenues
Net premiums earned	$1,216.7	1,204.7	1,188.1	1,158.8	1,133.0	$4,768.2	4,376.4
Net investment income earned	143.8	138.7	128.0	120.7	122.8	531.2	457.1
Net realized and unrealized gains (losses)	(4.1)	8.1	4.2	0.2	(8.0)	8.3	(2.9)
Other income	8.5	8.7	6.5	5.5	8.5	29.3	31.1
Total revenues	1,364.9	1,360.1	1,326.7	1,285.2	1,256.4	5,336.9	4,861.7

Expenses
Loss and loss expense incurred	768.5	819.0	823.9	746.3	769.0	3,157.7	3,164.5
Amortization of deferred policy acquisition costs	254.5	250.2	250.3	247.4	241.0	1,002.4	922.4
Other insurance expenses	126.3	127.5	122.8	124.9	114.8	501.5	453.2
Interest expense	13.2	13.3	13.3	9.6	7.2	49.3	28.9
Corporate expenses	6.3	4.4	7.6	18.1	5.3	36.4	34.6
Total expenses	1,168.8	1,214.4	1,217.8	1,146.3	1,137.3	4,747.3	4,603.6

Income (loss) before federal income tax	$196.1	145.7	108.9	138.9	119.1	589.6	258.0
Federal income tax expense (benefit)	40.9	30.4	23.0	29.0	23.5	123.2	51.0

Net Income (loss)	$155.2	115.3	85.9	109.9	95.5	466.4	207.0
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	9.2	9.2
Net income (loss) available to common stockholders	$152.9	113.0	83.6	107.6	93.2	457.2	197.8

Net realized and unrealized investment (gains) losses, after tax(1)	3.3	(6.4)	(3.3)	(0.2)	6.3	(6.6)	2.3

Non-GAAP operating income (loss)(2)	$156.2	106.7	80.3	107.4	99.6	$450.6	200.1

Weighted average common shares outstanding (diluted)	60.7	61.0	61.3	61.3	61.3	61.1	61.3

Net income (loss) available to common stockholders per common share (diluted)	$2.52	1.85	1.36	1.76	1.52	$7.49	3.23

Non-GAAP operating income (loss) per common share (diluted)(2)	$2.57	1.75	1.31	1.76	1.62	$7.38	3.27

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2025	2025	2025	2025	2024
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$23.9	24.2	24.6	25.3	25.4
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	9,457.2	9,275.4	8,876.7	8,605.2	8,127.3
Commercial mortgage loans, net of allowance for credit losses	277.7	273.5	271.9	257.7	233.7
Equity securities, at fair value	384.4	380.1	318.1	266.5	213.6
Short-term investments	648.5	587.9	531.4	631.1	509.3
Alternative investments	418.5	417.1	435.0	411.1	440.9
Other investments	92.2	93.3	96.0	98.4	101.1
Total investments	11,302.4	11,051.5	10,553.6	10,295.3	9,651.3
Cash	0.3	0.4	0.4	0.1	0.1
Restricted cash	17.6	23.7	37.9	108.2	62.9
Accrued investment income	92.0	86.8	86.9	77.1	76.9
Premiums receivable, net of allowance for credit losses	1,533.9	1,616.5	1,662.6	1,539.7	1,467.8
Reinsurance recoverable, net of allowance for credit losses	915.5	947.4	881.4	924.9	1,061.1
Prepaid reinsurance premiums	266.3	274.4	252.6	235.9	235.4
Current federal income tax	—	0.6	13.2	—	—
Deferred federal income tax	110.9	113.0	120.7	134.2	146.8
Property and equipment, net of accumulated depreciation and amortization	106.4	102.4	100.0	100.1	93.3
Deferred policy acquisition costs	492.3	510.3	510.4	492.5	479.3
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	310.2	245.4	241.1	281.6	231.4
Total assets	$15,155.7	14,980.4	14,468.4	14,197.6	13,514.2
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$7,225.4	7,076.4	6,811.2	6,610.9	6,589.8
Unearned premiums	2,745.5	2,840.8	2,815.7	2,698.5	2,616.3
Long-term debt	901.9	902.3	902.7	903.2	507.9
Current federal income tax	16.9	—	—	56.1	19.7
Accrued salaries and benefits	140.8	131.8	107.7	105.6	121.7
Other liabilities	516.2	539.1	461.7	564.7	538.7
Total liabilities	$11,546.7	11,490.4	11,099.1	10,939.0	10,394.1
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	212.0	211.9	211.8	211.7	211.2
Additional paid-in capital	591.3	584.4	580.4	571.3	557.0
Retained earnings	3,500.8	3,373.9	3,284.0	3,223.7	3,139.5
Accumulated other comprehensive income (loss)	(151.7)	(167.3)	(230.6)	(272.1)	(336.8)
Treasury stock, at cost	(743.4)	(712.9)	(676.3)	(676.1)	(650.8)
Total stockholders' equity	$3,609.0	3,490.0	3,369.4	3,258.5	3,120.1
Commitments and contingencies
Total liabilities and stockholders' equity	$15,155.7	14,980.4	14,468.4	14,197.6	13,514.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2025	2025	2025	2025	2024	2025	2024
Book value per common share
Common stockholders' equity	$3,409.0	3,290.0	3,169.4	3,058.5	2,920.1	3,409.0	2,920.1
Common shares issued and outstanding, at period end	60.1	60.4	60.8	60.8	60.8	60.1	60.8
Book value per common share	$56.74	54.46	52.09	50.33	47.99	56.74	47.99
Adjusted book value per common share(1)	57.91	55.83	54.48	53.39	52.10	57.91	52.10
Financial results (after-tax)
Underwriting income (loss)	60.0	13.2	(1.9)	36.1	13.3	107.4	(104.7)
Net investment income	114.2	110.0	101.4	95.6	97.3	421.2	362.6
Interest expense and preferred stock dividends	(12.8)	(12.8)	(12.8)	(9.9)	(8.0)	(48.2)	(32.0)
Corporate expense	(5.2)	(3.7)	(6.4)	(14.4)	(3.0)	(29.7)	(25.7)
Net realized and unrealized investment gains (losses)	(3.3)	6.4	3.3	0.2	(6.3)	6.6	(2.3)
Total after-tax net income (loss) available to common stockholders	152.9	113.0	83.6	107.6	93.2	457.2	197.8
Return on average equity
Insurance segments	7.2	1.6	(0.2)	4.8	1.8	3.4	(3.7)
Net investment income	13.6	13.6	13.0	12.8	13.2	13.3	12.8
Interest expense and preferred stock dividends	(1.5)	(1.6)	(1.6)	(1.3)	(1.1)	(1.5)	(1.1)
Corporate expense	(0.6)	(0.4)	(0.9)	(1.9)	(0.4)	(1.0)	(0.9)
Net realized and unrealized investment gains (losses)	(0.4)	0.8	0.4	—	(0.8)	0.2	(0.1)
ROE	18.3	14.0	10.7	14.4	12.7	14.4	7.0
Net realized and unrealized (gains) losses(2)	0.4	(0.8)	(0.4)	—	0.8	(0.2)	0.1
Non-GAAP Operating ROE(1)	18.7	13.2	10.3	14.4	13.5	14.2	7.1
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
5.90% Senior Notes	396.3	396.2	396.0	395.9	—	396.3	—
6.70% Senior Notes	99.4	99.4	99.4	99.4	99.4	99.4	99.4
5.375% Senior Notes	292.7	292.6	292.6	292.5	292.4	292.7	292.4
Finance Lease Obligations	3.6	4.2	4.9	5.6	6.3	3.6	6.3
Total debt	901.9	902.3	902.7	903.2	507.9	901.9	507.9
Stockholders' equity	3,609.0	3,490.0	3,369.4	3,258.5	3,120.1	3,609.0	3,120.1
Total capitalization	$4,510.8	4,392.3	4,272.1	4,161.8	3,628.0	4,510.8	3,628.0
Ratio of debt to total capitalization	20.0	20.5	21.1	21.7	14.0	20.0	14.0
Policyholders' surplus	$3,573.3	3,407.4	3,288.5	3,204.2	2,902.8	3,573.3	2,902.8

(1)	Non-GAAP measure. Refer to Page 15 for definition.
(2) Amounts are provided to reconcile ROE to non-GAAP operating ROE.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2025		2025	2025	2025	2024	2025	2024

Underwriting results
Net premiums written	$1,129.5		1,207.9	1,288.6	1,240.4	1,089.6	4,866.5	4,630.0
Change in net premiums written, from comparable prior year period	4%		4	5	7	10	5	12

Net premiums earned	$1,216.7		1,204.7	1,188.1	1,158.8	1,133.0	4,768.2	4,376.4
Losses and loss expenses incurred	768.5		819.0	823.9	746.3	769.0	3,157.7	3,164.5
Net underwriting expenses incurred	371.6		368.1	365.4	365.8	346.4	1,470.9	1,338.0
Dividends to policyholders	0.6		0.9	1.2	1.0	0.8	3.6	6.5
GAAP underwriting income (loss)	$76.0		16.7	(2.4)	45.6	16.8	135.9	(132.6)

Net catastrophe losses	$21.0		24.9	79.9	43.4	(10.1)	169.2	284.5
(Favorable) unfavorable prior year casualty reserve development	—		40.0	45.0	5.0	100.0	90.0	311.0

Underwriting ratios
Loss and loss expense ratio	63.2%		67.9	69.3	64.4	67.8	66.3	72.3
Underwriting expense ratio	30.5		30.6	30.8	31.6	30.6	30.8	30.6
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.1	0.1	0.1
Combined ratio	93.8%		98.6	100.2	96.1	98.5	97.2	103.0

Net catastrophe losses	1.7	pts	2.1	6.7	3.7	(0.9)	3.5	6.5
(Favorable) unfavorable prior year casualty reserve development	—		3.3	3.8	0.4	8.8	1.9	7.1
Combined ratio before net catastrophe losses	92.1%		96.5	93.5	92.4	99.4	93.7	96.5

Combined ratio before net catastrophe losses and prior year casualty development	92.1%		93.2	89.7	92.0	90.6	91.8	89.4

Other Statistics
Non-catastrophe property loss and loss expenses	$159.6		169.6	173.2	178.7	178.2	681.2	681.6
Non-catastrophe property loss and loss expenses	13.1	pts	14.1	14.6	15.4	15.7	14.3	15.6
Direct new business	$223.7		233.2	248.1	251.3	232.0	956.0	994.3
Renewal pure price increases	8.3%		9.6	9.9	10.3	10.7	9.5	9.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2025		2025	2025	2025	2024	2025	2024

Underwriting results
Net premiums written	$875.6		940.8	1,018.0	1,003.2	833.4	3,837.7	3,632.1
Change in net premiums written, from comparable prior year period	5%		4	6	8	9	6	11

Net premiums earned	$956.8		947.3	937.6	912.2	884.6	3,753.9	3,447.6
Losses and loss expenses incurred	586.9		658.0	666.8	581.7	606.3	2,493.3	2,501.6
Net underwriting expenses incurred	301.2		298.6	295.9	296.6	279.3	1,192.4	1,084.4
Dividends to policyholders	0.6		0.9	1.2	1.0	0.8	3.6	6.5
GAAP underwriting income (loss)	$68.0		(10.2)	(26.1)	32.9	(1.8)	64.6	(145.0)

Net catastrophe losses	$12.8		15.0	50.9	19.8	(8.2)	98.5	181.5
(Favorable) unfavorable prior year casualty reserve development	(15.0)		35.0	45.0	—	75.0	65.0	286.0

Underwriting ratios
Loss and loss expense ratio	61.3%		69.5	71.1	63.8	68.5	66.4	72.5
Underwriting expense ratio	31.5		31.5	31.6	32.5	31.6	31.8	31.5
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.1	0.1	0.2
Combined ratio	92.9%		101.1	102.8	96.4	100.2	98.3	104.2

Net catastrophe losses	1.3	pts	1.6	5.4	2.2	(0.9)	2.6	5.3
(Favorable) unfavorable prior year casualty reserve development	(1.6)		3.7	4.8	—	8.5	1.7	8.3
Combined ratio before net catastrophe losses	91.6%		99.5	97.4	94.2	101.1	95.7	98.9

Combined ratio before net catastrophe losses and prior year casualty development	93.2%		95.8	92.6	94.2	92.6	94.0	90.6

Other Statistics
Non-catastrophe property loss and loss expenses	$110.4		118.7	131.9	128.8	124.1	489.8	459.5
Non-catastrophe property loss and loss expenses	11.5	pts	12.5	14.1	14.1	14.0	13.0	13.3
Direct new business	$137.0		146.6	158.2	172.2	139.5	614.0	619.1
Renewal pure price increases	7.5%		8.9	8.9	9.1	8.8	8.6	8.3
Retention	82		82	83	85	85	82	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2025								Quarter ended December 31, 2024
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$290.8	266.3	181.2	61.0	57.0	9.7	9.5	875.6	265.0	257.3	174.6	66.1	50.2	12.2	8.0	833.4
Net premiums earned	318.3	296.1	196.1	73.4	51.2	12.9	8.6	956.8	285.3	276.8	180.6	76.3	44.7	12.7	8.1	884.6
Underwriting income (loss)	(36.5)	(70.1)	57.5	86.8	15.2	10.5	4.7	68.0	(113.7)	9.3	74.9	27.5	(6.2)	2.2	4.1	(1.8)

Loss and loss expense ratio	80.5%	94.4	36.2	(45.5)	33.7	(28.7)	0.8	61.3	108.7	67.7	23.6	37.1	76.6	27.3	(0.5)	68.5
Underwriting expense ratio	31.0	29.3	34.6	25.8	36.7	47.5	45.3	31.5	31.1	28.9	34.8	26.3	37.3	55.3	49.3	31.6
Dividend ratio	—	—	(0.1)	1.4	—	—	—	0.1	—	—	0.1	0.6	—	—	0.1	0.1
Combined ratio	111.5%	123.7	70.7	(18.3)	70.4	18.8	46.1	92.9	139.8	96.6	58.5	64.0	113.9	82.6	48.9	100.2

Net catastrophe losses	—%	0.2	5.5	—	2.9	—	—	1.3	—	0.8	(12.0)	—	25.1	—	—	(0.9)
(Favorable) unfavorable prior year casualty reserve development	6.3	21.9	—	(122.6)	(4.9)	(58.0)	—	(1.6)	35.0	—	—	(32.7)	—	—	—	8.5
Combined ratio before net catastrophe losses and prior year casualty development	105.2%	101.6	65.2	104.3	72.4	76.8	46.1	93.2	104.8	95.8	70.5	96.7	88.8	82.6	48.9	92.6

	Year-to-Date December 31, 2025								Year-to-Date December 31, 2024
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$1,269.8	1,184.8	793.1	295.9	208.3	50.3	35.4	3,837.7	1,183.2	1,121.5	739.5	320.6	183.0	51.7	32.6	3,632.1
Net premiums earned	1,231.4	1,162.5	767.7	310.0	196.2	52.5	33.6	3,753.9	1,125.5	1,058.2	685.6	327.7	169.3	49.7	31.5	3,447.6
Underwriting income (loss)	(104.5)	(122.7)	151.4	75.8	31.0	16.3	17.2	64.6	(295.9)	2.5	53.3	57.7	8.0	13.1	16.3	(145.0)

Loss and loss expense ratio	77.1%	80.8	45.6	48.4	49.9	15.0	0.7	66.4	95.1	70.5	57.0	55.7	60.8	17.4	0.3	72.5
Underwriting expense ratio	31.4	29.8	34.7	26.1	34.3	54.0	48.0	31.8	31.1	29.2	35.0	25.7	34.5	56.3	48.0	31.5
Dividend ratio	—	—	—	1.1	—	—	—	0.1	0.1	0.1	0.2	1.0	—	—	—	0.2
Combined ratio	108.5%	110.6	80.3	75.6	84.2	69.0	48.7	98.3	126.3	99.8	92.2	82.4	95.3	73.7	48.3	104.2

Net catastrophe losses	—	0.7	9.7	—	8.5	—	—	2.6	—	0.8	21.3	—	15.7	—	—	5.3
(Favorable) unfavorable prior year casualty reserve development	3.2	10.8	—	(29.0)	(1.3)	(14.3)	—	1.7	28.1	1.9	—	(13.7)	—	(10.1)	—	8.3
Combined ratio before net catastrophe losses and prior year casualty development	105.3%	99.1	70.6	104.6	77.0	83.3	48.7	94.0	98.2	97.1	70.9	96.1	79.6	83.8	48.3	90.6

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2025		2025	2025	2025	2024	2025	2024

Underwriting results
Net premiums written	$95.5		104.2	110.5	87.5	103.6	397.7	430.7
Change in net premiums written, from comparable prior year period	(8)%		(6)	(5)	(12)	(3)	(8)	4

Net premiums earned	$100.6		101.5	102.4	103.7	107.1	408.2	424.9
Losses and loss expenses incurred	79.7		89.3	70.0	76.7	72.7	315.7	364.6
Net underwriting expenses incurred	23.9		22.5	23.9	24.9	25.5	95.2	99.8
GAAP underwriting income (loss)	$(3.0)		(10.2)	8.6	2.0	8.9	(2.6)	(39.5)

Net catastrophe losses	$7.3		12.2	14.6	7.1	1.0	41.1	80.0
(Favorable) unfavorable prior year casualty reserve development	5.0		5.0	—	5.0	5.0	15.0	5.0

Underwriting ratios
Loss and loss expense ratio	79.3%		88.0	68.3	73.9	67.9	77.3	85.8
Underwriting expense ratio	23.7		22.1	23.3	24.1	23.8	23.3	23.5
Combined ratio	103.0%		110.1	91.6	98.0	91.7	100.6	109.3

Net catastrophe losses	7.2	pts	12.0	14.3	6.9	1.0	10.1	18.8
(Favorable) unfavorable prior year casualty reserve development	5.0		4.9	—	4.8	4.7	3.7	1.2
Combined ratio before net catastrophe losses	95.8%		98.1	77.3	91.1	90.7	90.5	90.5

Combined ratio before net catastrophe losses and prior year casualty development	90.8%		93.2	77.3	86.3	86.0	86.8	89.3

Other Statistics
Non-catastrophe property loss and loss expenses	$33.3		39.9	28.3	36.5	38.9	138.0	164.0
Non-catastrophe property loss and loss expenses	33.1	pts	39.3	27.6	35.2	36.3	33.8	38.6
Direct new business	$10.9		12.8	12.9	8.9	13.3	45.5	72.6
Renewal pure price increases	15.1%		16.9	19.0	24.1	27.3	18.6	20.6
Retention	80		79	79	75	75	78	77

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2025				Quarter ended December 31, 2024
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$43.7	49.0	2.7	95.5	50.3	49.4	4.0	103.6
Net premiums earned	48.5	49.3	2.9	100.6	55.0	48.2	3.9	107.1
Underwriting income (loss)	(14.6)	6.9	4.7	(3.0)	(10.8)	13.4	6.4	8.9

Loss and loss expense ratio	104.4%	57.3	29.8	79.3	94.3	43.8	(7.9)	67.9
Underwriting expense ratio	25.7	28.7	(95.2)	23.7	25.4	28.4	(57.2)	23.8
Combined ratio	130.1%	86.0	(65.4)	103.0	119.7	72.2	(65.1)	91.7

Net catastrophe losses	0.2%	14.6	—	7.2	1.7	0.2	—	1.0
(Favorable) unfavorable prior year casualty reserve development	10.3	—	—	5.0	9.1	—	—	4.7
Combined ratio before net catastrophe losses and prior year casualty development	119.6%	71.4	(65.4)	90.8	108.9	72.0	(65.1)	86.0

	Year-to-Date December 31, 2025				Year-to-Date December 31, 2024
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$189.7	196.7	11.3	397.7	219.0	197.9	13.8	430.7
Net premiums earned	202.7	194.3	11.2	408.2	226.1	185.7	13.1	424.9
Underwriting income (loss)	(32.4)	8.9	20.8	(2.6)	(32.1)	(31.7)	24.2	(39.5)

Loss and loss expense ratio	90.4%	67.2	16.2	77.3	89.1	89.0	(13.9)	85.8
Underwriting expense ratio	25.6	28.2	(101.6)	23.3	25.1	28.1	(70.8)	23.5
Combined ratio	116.0%	95.4	(85.4)	100.6	114.2	117.1	(84.7)	109.3

Net catastrophe losses	0.5%	20.7	—	10.1	2.4	40.2	—	18.8
(Favorable) unfavorable prior year casualty reserve development	7.4%	—	—	3.7	4.4	(2.7)	—	1.2
Combined ratio before net catastrophe losses and prior year casualty development	108.1%	74.7	(85.4)	86.8	107.4	79.6	(84.7)	89.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2025		2025	2025	2025	2024	2025	2024

Underwriting results
Net premiums written	$158.4		162.9	160.2	149.7	152.6	631.2	567.2
Change in net premiums written, from comparable prior year period	4%		14	9	20	27	11	29

Net premiums earned	$159.3		155.9	148.0	142.9	141.3	606.1	504.0
Losses and loss expenses incurred	101.8		71.8	87.2	88.0	90.0	348.8	298.3
Net underwriting expenses incurred	46.5		47.0	45.7	44.2	41.6	183.4	153.8
GAAP underwriting income (loss)	$11.0		37.1	15.2	10.7	9.7	73.9	51.9

Net catastrophe losses	$0.9		(2.3)	14.5	16.4	(2.9)	29.5	23.0
(Favorable) unfavorable prior year casualty reserve development	10.0		—	—	—	20.0	10.0	20.0

Underwriting ratios
Loss and loss expense ratio	63.9%		46.1	58.9	61.6	63.6	57.5	59.2
Underwriting expense ratio	29.2		30.1	30.9	30.9	29.5	30.3	30.5
Combined ratio	93.1%		76.2	89.8	92.5	93.1	87.8	89.7

Net catastrophe losses	0.6	pts	(1.5)	9.8	11.5	(2.0)	4.9	4.6
(Favorable) unfavorable prior year casualty reserve development	6.3		—	—	—	14.2	1.6	4.0
Combined ratio before net catastrophe losses	92.5%		77.7	80.0	81.0	95.1	82.9	85.1

Combined ratio before net catastrophe losses and prior year casualty development	86.2%		77.7	80.0	81.0	80.9	81.3	81.1

Other Statistics
Non-catastrophe property loss and loss expenses	$15.9		11.0	13.1	13.4	15.2	53.4	58.0
Non-catastrophe property loss and loss expenses	10.0	pts	7.0	8.8	9.4	10.8	8.8	11.5
Direct new business	$75.8		73.9	77.0	70.2	79.1	296.6	302.6
Renewal pure price increases	7.8%		8.3	9.3	8.7	8.2	8.5	7.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2025				Quarter ended December 31, 2024
($ in millions)	Casualty		Property	Total	Casualty	Property	Total
Net premiums written	$97.1		61.3	158.4	88.8	63.8	152.6
Net premiums earned	95.7		63.6	159.3	84.9	56.4	141.3
Underwriting income (loss)	(17.9)		28.8	11.0	(17.8)	27.5	9.7

Loss and loss expense ratio	88.8%		26.4	63.9	91.5	21.9	63.6
Underwriting expense ratio	29.9		28.2	29.2	29.5	29.4	29.5
Combined ratio	118.7%		54.6	93.1	121.0	51.3	93.1

Net catastrophe losses	—%		1.4	0.6	—	(5.1)	(2.0)
(Favorable) unfavorable prior year casualty reserve development	10.4	pts	—	6.3	23.6	—	14.2
Combined ratio before net catastrophe losses and prior year casualty development	108.3%		53.2	86.2	97.4	56.4	80.9

	Year-to-Date December 31, 2025				Year-to-Date December 31, 2024
($ in millions)	Casualty		Property	Total	Casualty	Property	Total
Net premiums written	$378.9		252.2	631.2	335.9	231.3	567.2
Net premiums earned	361.0		245.1	606.1	307.9	196.1	504.0
Underwriting income (loss)	(16.8)		90.7	73.9	(4.3)	56.2	51.9

Loss and loss expense ratio	73.6%		33.8	57.5	70.6	41.3	59.2
Underwriting expense ratio	31.0		29.2	30.3	30.8	30.0	30.5
Combined ratio	104.6%		63.0	87.8	101.4	71.3	89.7

Net catastrophe losses	—		12.0	4.9	—	11.7	4.6
(Favorable) unfavorable prior year casualty reserve development	2.8%		—	1.6	6.5	—	4.0
Combined ratio before net catastrophe losses and prior year casualty development	101.8%		51.0	81.3	94.9	59.6	81.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2025	2025	2025	2025	2024	2025	2024

Net investment income
Fixed income securities
Taxable	$118.1	114.7	113.9	103.6	100.9	450.3	380.2
Tax-exempt	3.2	2.5	1.8	1.5	1.8	9.1	9.0
Total fixed income securities	121.3	117.2	115.7	105.1	102.7	459.3	389.2
Commercial mortgage loans	4.1	4.0	3.8	3.6	3.3	15.5	12.4
Equity securities	10.2	5.2	4.9	3.6	6.1	23.8	18.3
Alternative investments	9.5	11.8	4.0	7.1	10.6	32.4	37.1
Other investments	0.2	0.2	0.2	0.2	0.2	0.8	0.9
Short-term investments	5.1	5.7	5.3	6.2	5.6	22.3	20.3
Investment income	150.4	144.1	133.8	125.8	128.6	554.1	478.1
Investment expenses	(6.5)	(5.4)	(5.9)	(5.1)	(5.8)	(22.9)	(21.1)
Investment tax expense	(29.7)	(28.7)	(26.5)	(25.1)	(25.5)	(110.0)	(94.4)
Total net investment income, after-tax	$114.2	110.0	101.4	95.6	97.3	421.2	362.6

Net realized and unrealized investment gains (losses), pre-tax	$(4.1)	8.1	4.2	0.2	(8.0)	8.3	(2.9)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$16.4	79.3	51.6	81.1	(164.6)	228.4	36.5

Average investment yields
Fixed income investments, pre-tax	5.2	5.2	5.3	5.0	5.1	5.2	5.0
Fixed income investments, after-tax	4.1	4.1	4.2	4.0	4.0	4.2	4.0

Total portfolio, pre-tax	5.1	5.1	4.9	4.8	5.1	5.1	5.0
Total portfolio, after-tax	4.1	4.1	3.9	3.8	4.0	4.0	4.0

Effective tax rate on net investment income	20.6	20.7	20.7	20.8	20.7	20.7	20.7
New money purchase rates for fixed income investments, pre-tax	6.0	5.8	5.7	6.0	6.1	5.9	6.0
New money purchase rates for fixed income investments, after-tax	4.7	4.6	4.6	4.7	4.8	4.7	4.8
Effective duration of fixed income investments including short-term (in years)	4.1	4.1	4.2	4.1	4.0	4.1	4.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2025		2025		2025		2025		2024
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$9,481.1	84%	9,299.7	84	8,901.1	84	8,630.0	84	8,152.1	85
Commercial mortgage loans, at fair value	274.9	2	269.1	2	266.2	3	251.5	2	224.8	2
Total fixed income investments	9,756.0	86	9,568.8	87	9,167.3	87	8,881.5	86	8,376.9	87
Short-term investments	648.5	6	587.9	5	531.4	5	631.1	6	509.3	5
Total fixed income and short-term investments	10,404.6	92	10,156.7	92	9,698.8	92	9,512.6	92	8,886.2	92
Equity securities, at fair value	384.4	3	380.1	3	318.1	3	266.5	3	213.6	2
Alternative investments	418.5	4	417.1	4	435.0	4	411.1	4	440.9	5
Other investments	92.2	1	93.3	1	96.0	1	98.4	1	101.1	1
Total investments	$11,299.7	100%	11,047.2	100	10,547.8	100	10,288.6	100	9,641.8	100
Fixed income investments, at carry value
U.S. government obligations	$163.2	2%	143.4	1	129.4	1	134.5	2	120.2	1
Foreign government obligations	10.0	—	10.0	—	10.5	—	10.4	—	9.3	—
Obligations of state and political subdivisions	550.0	6	561.0	6	458.7	5	432.9	5	451.2	5
Corporate securities	3,428.1	35	3,383.5	35	3,338.6	36	3,262.5	37	3,093.6	37
Collateralized loan obligations and other asset-backed securities	2,550.3	26	2,478.7	26	2,276.2	25	2,197.2	25	2,033.1	24
Residential mortgage-backed securities	2,075.9	21	1,998.9	21	1,943.6	21	1,852.1	21	1,692.4	20
Commercial mortgage-backed securities	703.6	7	724.1	8	744.2	8	740.9	8	753.0	9
Commercial mortgage loans	277.7	3	273.5	3	271.9	3	257.7	3	233.7	3
Total fixed income investments	$9,758.8	100%	9,573.1	100	9,173.1	100	8,888.2	100	8,386.4	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$646.0	7%	603.5	6	587.8	6	622.8	7	638.3	8
Due after one year through five years	3,963.9	41	3,811.7	40	3,802.7	41	3,723.8	42	3,692.6	44
Due after five years through 10 years	3,932.9	40	3,959.3	41	3,712.8	40	3,442.5	39	3,072.8	37
Due after 10 years	1,216.0	12	1,198.6	13	1,069.8	12	1,099.3	12	982.7	12
Total fixed income investments	$9,758.8	100%	9,573.1	100	9,173.1	100	8,888.2	100	8,386.4	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$10,047.3	97%	9,809.6	97	9,351.7	96	9,188.2	97	8,577.3	97
Non-investment grade credit quality	357.2	3	347.1	3	347.1	4	324.3	3	308.9	3
Total fixed income and short-term investments, at fair value	$10,404.6	100%	10,156.7	100	9,698.8	100	9,512.6	100	8,886.2	100
Weighted average credit quality of fixed income and short-term investments	A+		A+		A+		A+		A+

Alternative investments	December 31, 2025
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	71	$511.2	194.3	335.4
Private credit	23	181.3	133.6	37.0
Real assets	13	102.8	48.4	46.1
Total	107	$795.3	376.3	418.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At December 31, 2025							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	$178	$163	1.4	4.6	5.3	9.1	$—	$163	$—	$—	$—	$—
Foreign government obligations	11	10	0.1	4.5	4.6	5.3	1	2	4	4	—	—
State and municipal obligations	568	550	4.9	4.5	7.0	8.4	77	277	180	16	—	—
Corporate securities	3,434	3,428	30.3	5.0	4.7	6.2	12	312	1,565	1,353	186	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,608	1,574	13.9	4.8	5.4	6.9	—	1,574	—	—	—	—
Non-agency RMBS	519	502	4.4	5.4	3.4	4.6	413	54	33	1	1	—
Total RMBS	2,127	2,076	18.4	5.0	5.0	6.4	413	1,629	33	1	1	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	136	130	1.2	4.4	4.4	5.6	5	125	—	—	—	—
Non-agency CMBS	577	573	5.1	5.2	2.7	3.5	495	55	18	—	6	—
Total CMBS	713	704	6.2	5.1	3.0	3.9	499	180	18	—	6	—
Total mortgage-backed securities	2,840	2,780	24.6	5.0	4.5	5.7	912	1,809	50	1	7	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
CLOs	962	947	8.4	6.3	1.5	3.1	572	198	65	48	26	37
Commercial ABS	496	489	4.3	3.2	2.5	3.2	85	70	273	60	2	—
Consumer ABS	428	428	3.8	2.0	1.0	1.5	283	95	43	7	—	—
Other ABS	685	687	6.1	7.2	5.4	8.0	36	112	345	117	25	52
Total CLOs and ABS	2,570	2,550	22.6	6.2	3.2	4.8	976	475	726	231	53	89
Total securitized assets	5,411	5,330	47.2	5.6	3.9	5.3	1,888	2,284	776	233	60	89
Commercial mortgage loans	278	275	2.4	6.2	2.6	3.5	—	21	112	120	22	—
Total fixed income investments	9,879	9,756	86.3	5.3	4.3	5.8	1,977	3,059	2,637	1,726	268	89
Short-term investments	649	649	5.7	3.6	0.0	0.0	648	—	—	—	1	—
Total fixed income and short-term investments	10,527	10,405	92.1	5.2	4.1	5.4	2,625	3,059	2,637	1,726	268	89
Total fixed income securities and short-term investments by credit rating percentage							25.2%	29.4%	25.3%	16.6%	2.6%	0.9%
Equity securities:
Common stock(1)	368	383	3.4	—	—	—	—	—	—	—	—	383
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	370	384	3.4	—	—	—	—	—	—	2	—	383
Alternative investments
Private equity	336	336	3.0	—	—	—	—	—	—	—	—	336
Private credit	37	37	0.3	—	—	—	—	—	—	—	—	37
Real assets	46	46	0.4	—	—	—	—	—	—	—	—	46
Total alternative investments	419	419	3.7	—	—	—	—	—	—	—	—	419
Other investments	92	92	0.8	—	—	—	—	—	—	—	—	92
Total invested assets	$11,408	$11,300	100.0%	—	—	—	$2,625	$3,059	$2,637	$1,728	$268	$982
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2025	2025	2025	2025	2024	2025	2024

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$152.9	113.0	83.6	107.6	93.2	457.2	197.8
Net realized and unrealized investment (gains) losses included in net income, before tax	4.1	(8.1)	(4.2)	(0.2)	8.0	(8.3)	2.9
Tax on reconciling items	(0.8)	1.7	0.9	—	(1.7)	1.7	(0.6)
Non-GAAP operating income (loss)	$156.2	106.7	80.3	107.4	99.6	450.6	200.1

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$2.52	1.85	1.36	1.76	1.52	7.49	3.23
Net realized and unrealized investment (gains) losses included in net income, before tax	0.07	(0.13)	(0.07)	—	0.13	(0.14)	0.05
Tax on reconciling items	(0.02)	0.03	0.02	—	(0.03)	0.03	(0.01)
Non-GAAP operating income (loss) per diluted common share	$2.57	1.75	1.31	1.76	1.62	7.38	3.27

Reconciliation of ROE to non-GAAP operating ROE
ROE	18.3	14.0	10.7	14.4	12.7	14.4	7.0
Net realized and unrealized investment (gains) losses included in net income, before tax	0.5	(1.0)	(0.5)	—	1.1	(0.3)	0.1
Tax on reconciling items	(0.1)	0.2	0.1	—	(0.3)	0.1	—
Non-GAAP operating ROE	18.7	13.2	10.3	14.4	13.5	14.2	7.1

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$56.74	54.46	52.09	50.33	47.99	56.74	47.99
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	1.47	1.73	3.03	3.88	5.21	1.47	5.21
Tax on reconciling items	(0.30)	(0.36)	(0.64)	(0.82)	(1.10)	(0.30)	(1.10)
Adjusted book value per common share	$57.91	55.83	54.48	53.39	52.10	57.91	52.10

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors because the timing of realized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2025
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com